Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Sun River Energy, Inc.(the “Company”) on Form 10-K for the period ending April 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Judson F. Hoover, Chief Financial Officer of the company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 22, 2011

/s/ Judson F Hoover Judson F Hoover,
Chief Financial Officer,